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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INOVIO BIOMEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INOVIO BIOMEDICAL CORPORATION
11494 So Valley Road
San Diego, California 92121-1318

To the Stockholders of Inovio Biomedical Corporation:

        Notice is hereby given that Inovio Biomedical Corporation, a Delaware corporation, will be holding its Annual Meeting of Stockholders on August 25, 2009, at 9:00 a.m., local time, at the company's principal executive offices located at 11494 Sorrento Valley Road, San Diego, California 92121-1318.

        You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy, attend the annual meeting in person or vote your shares using the automated Internet or phone system. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our Stockholders are important.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. For more information on voting and submitting your proxy by phone or via the Internet, see "Voting of Proxies" on page 2 of the accompanying Proxy Statement. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        A copy of Inovio's 2008 Annual Report is also enclosed.

        The Board of Directors and management look forward to seeing you at the Annual Meeting.

Very truly yours,
/s/ J. JOSEPH KIM
J. Joseph Kim, Ph.D. Chief Executive Officer

INOVIO BIOMEDICAL CORPORATION
11494 Sorrento Valley Road
San Diego, California 92121-1318

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 25, 2009

To the Stockholders of Inovio Biomedical Corporation:

        You are invited to attend the 2009 Annual Meeting of the Stockholders of Inovio Biomedical Corporation (the "Company"), which will be held on August 25, 2009, at 9:00 a.m., local time, at 11494 Sorrento Valley Road, San Diego, California 92121-1318, for the following purposes:

        1.     To elect five directors to hold office until the Company's 2010 Annual Meeting of Stockholders and until their successors are elected and duly qualified. The Company's present Board of Directors has nominated and recommends for election the following persons:

    Avtar Dhillon, M.D.
    J. Joseph Kim, Ph.D.
    Simon X. Benito
    Morton Collins, Ph.D.
    Tee Khiang Ng

        2.     To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Inovio for the year ending December 31, 2009.

        3.     To approve an amendment and restatement of the Company's 2007 Omnibus Incentive Plan.

        4.     To transact such other business as may properly come before the meeting.

        The Board of Directors recommends a vote "for" each of the nominees and "for" each proposal.

        Holders of record of our common stock and holders of record of our Series C Cumulative Convertible Preferred Stock at the close of business on July 10, 2009 (collectively, the "Stockholders"), are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the Stockholders of record on July 10, 2009 will be available at Inovio, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

By order of the Board of Directors,
/s/ J. JOSEPH KIM
J. Joseph Kim, Ph.D. Chief Executive Officer

Dated: July 13, 2009

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

INOVIO BIOMEDICAL CORPORATION
11494 Sorrento Valley Road
San Diego, California 92121-1318

Proxy Statement for Annual Meeting of Stockholders

        The accompanying proxy is solicited by the Board of Directors of Inovio Biomedical Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at Inovio's principal executive offices, 11494 Sorrento Valley Road, San Diego, California 92121 on August 25, 2009 at 9:00 a.m. local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is July 13, 2009. This Proxy Statement will be first mailed to stockholders on or about July 15, 2009. Unless the context requires otherwise, references to "we," "us," "our," "Inovio," and "Company" refer to Inovio Biomedical Corporation.

General Information

        Voting Securities.    Only stockholders of record as of the close of business on July 10, 2009 will be entitled to vote at the meeting and any adjournment thereof. As of July 10, 2009, Inovio had the following outstanding:

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  85,822,157 shares of common stock, $0.001 par value; and

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  71 shares of Series C Cumulative Convertible Preferred Stock, $0.001 par value, which are convertible into 104,409 shares of common stock.

        Stockholders may vote in person or by proxy. On the proposals presented in this Proxy Statement, each holder of shares of our:

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  common stock is entitled to one vote for each share of stock held; and

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  Series C Preferred Stock is entitled to 1,470 votes for each share of Series C Preferred Stock held.

        Holders of our common stock and Series C Preferred Stock vote together as a single class in connection with each of Proposal Nos. 1, 2 and 3. Inovio's bylaws provide that one-third of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for this year's Annual Meeting consists of 28,642,188 shares.

        The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer's securities in street name does not vote on a particular proposal because the broker has not received voting instructions from the customer on certain matters for which the broker is required to have instructions in order to vote.

        The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is necessary for the ratification of the appointment of Ernst & Young LLP as Inovio's independent registered public accounting firm. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

        The approval of the amendment and restatement of the Company's 2007 Omnibus Incentive Plan (the "Plan"), requires the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present. For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

        Solicitation of Proxies.    The cost of soliciting proxies will be borne by Inovio. In addition, Inovio will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Inovio registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Inovio may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    Stockholders whose shares are registered in their own names may vote by signing and mailing a completed proxy card or by voting via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1); FOR ratification of the appointment of Ernst & Young LLP as Inovio's independent registered public accounting firm for the year ending December 31, 2009 (Proposal No. 2); and FOR approval of the amendment and restatement of the Plan (Proposal No. 3), and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to Inovio's Secretary at Inovio's principal executive offices for receipt before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person. Attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered; you must also vote in person at the meeting to do so.

        If your shares are registered in the name of a bank or brokerage firm you will receive instructions from the holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

        Delivery of Proxy Materials to Households.    "Householding" is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2009

        Copies of this proxy statement and our 2008 Annual Report to stockholders are also available online at www.inovio.com.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        On June 1, 2009, Inovio completed its acquisition of VGX Pharmaceuticals, Inc. (the "Merger"). Prior to the Merger, the members of Inovio's Board of Directors were James L. Heppell (Chairman), Riaz Bandali, Simon Benito, Avtar Dhillon, Tazdin Esmail, Patrick Gan, Robert W. Rieder and Stephen Rietiker. Upon the closing of the Merger, (i) James L. Heppell, Riaz Bandali, Tazdin Esmail, Patrick Gan, Robert W. Rieder and Stephen Rietiker resigned as members of the Board of Directors, and (ii) J. Joseph Kim, Ph.D. and Morton Collins, Ph.D. were appointed to the Board of Directors.

        The Bylaws of Inovio give the Board of Directors the authority to establish, increase or decrease the number of directors. Inovio currently has five members on the Board of Directors and is seeking the election of five directors. The nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Avtar Dhillon, M.D., J. Joseph Kim, Ph.D., Simon X. Benito, Morton Collins and Tee Khiang Ng, who are each members of our present Board of Directors.

        If elected, the nominees will serve as directors until Inovio's Annual Meeting of Stockholders in 2010, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Information Regarding Directors

        The information set forth below as to the nominees for director has been furnished to us by the nominees.

Nominees for Election to the Board of Directors

Name	Age	Present Position with the Company
Avtar Dhillon, M.D.	48	President and Chairman of the Board of Directors
J. Joseph Kim, Ph.D.	40	Chief Executive Officer and Director
Simon Benito	63	Director
Morton Collins, Ph.D.	72	Director
Tee Khiang Ng	46	Director

        Avtar Dhillon, M.D. joined Inovio as its President and Chief Executive Officer, and as a director, in October 2001, and has served as Inovio's Chairman and President since June 1, 2009. Prior to joining Inovio, Dr. Dhillon was engaged by MDS Capital Corp. (now Lumira Capital Corp.), one of North America's leading healthcare venture capital organizations, as a consultant in July 1998, and subsequently became Investment Manager in August 1999 and Vice President in 2000. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years. From March 1997 to July 1998, Dr. Dhillon served as consultant to Cardiome Pharmaceuticals, a biotechnology company listed on NASDAQ National Market and the Toronto Stock Exchange. Dr. Dhillon has a Bachelor of Science, honors degree in physiology and M.D. degree from the University of British Columbia. Dr. Dhillon is also a director of Protox Therapeutics, a publicly traded specialty pharmaceutical company and Auricle Biomedical, a capital pool company.

        J. Joseph Kim, PH.D. joined Inovio as Chief Executive Officer and a director on June 1, 2009 in connection with the Merger. A co-founder of VGX Pharmaceuticals and its former President, Chief Executive Officer and a director from 2000 to June 2009, Dr. Kim is a veteran of the biopharmaceutical industry. Prior to VGX, Dr. Kim led efforts in manufacturing and process development of several FDA-approved products and developmental therapeutics at Merck. These products include FDA-approved vaccines for Hepatitis as well as developmental vaccines and therapeutics for HIV/AIDS. Dr. Kim has published over 70 peer-reviewed scientific papers and book chapters, holds numerous patents and sits on several editorial boards and review panels. In 2002, Dr. Kim was named as one of the world's top 100 young innovators by Technology Review magazine and as one of the "40 under 40" by the Philadelphia Business Journal, which highlights the most dynamic professionals who are under 40 years of age in the region. Dr. Kim was also selected on the list of the "50 Most Influential Men" in the October 2003 and in the October 2006 "Power Issue" of Details Magazine. In 2004, Dr. Kim and VGX Pharmaceuticals were selected as one of 30 Technology Pioneers by the World Economic Forum. Furthermore, Dr. Kim was featured in the "Who's Next 2005" issue of Newsweek International, which included a group of 10 leaders, scientists, and executives at the forefront of change and impact in the world. Most recently in 2006, Dr. Kim has been named a Young Global Leader by the Forum of Young Global Leaders, an affiliate of the World Economic Forum. Dr. Kim was among 175 leading executives, public figures and intellectuals under the age of 40 from 50 countries. Dr. Kim has also been featured in articles in Forbes and the New Yorker and in numerous other Media Outlets. Dr. Kim was trained in economics, engineering and biological sciences at MIT where he was a U.S. Senate Honors Scholar. He holds a Ph.D. in Biochemical Engineering from the University of Pennsylvania and an MBA in Finance from the Wharton School.

        Simon X. Benito has been a director of Inovio since December 2003. Prior to his retirement, Mr. Benito had a successful and extensive career serving several health care companies in senior executive positions, including 25 years at Merck & Co, Inc. His most recent positions included Senior Vice President, Merck Vaccine Division; Executive Vice President, Merck-Medco Managed Care; and Executive Director and Vice President, Merck Human Health, Japan. In addition, Mr. Benito was a Fellow of the Institute of Chartered Accountants in England and Wales for over thirty years until his retirement in 1999. Since April 2005, Mr. Benito has served as a director of DURECT Corporation, a publicly traded specialty pharmaceutical company.

        Morton Collins, Ph.D. has been a director of Inovio since June 1, 2009. Prior to that, he was a director of VGX Pharmaceuticals, Inc. from June 2008 to June 2009. Dr. Collins has been a General Partner of Battelle Ventures since July 2003 and Innovations Valley Partners since August 2005. For the past 40 years, Dr. Collins has acquired broad expertise in venture capital funding of early-stage high-technology companies as a founder and managing partner of five different funds, Developmental Science Ventures I, II, III, and IV and Cardinal Partners. He chaired President Reagan's Task Force on Innovation and Entrepreneurship and served as a technology policy advisor to President George H. W. Bush. He is a former President, Director and Chairman of the National Venture Capital Association, and currently serves as Director to Kopin Corporation and Strategic Diagnostics, Inc. and several private companies. Dr. Collins holds a B.S. in Engineering from the University of Delaware, and his M.A. and Doctorate Degrees in Engineering from Princeton University.

        Tee Khiang Ng has been a director of Inovio since April 2009. Mr. Ng has over 15 years of entrepreneurial and investment management experience. He is a co-founder, partner and director of multiple investment companies, including Evia Capital Partners Pte. Ltd. and Evia Growth Opportunities Ltd. since 2004, and has been a director of Grenidea Technologies Pte. Ltd. since 2003, of Venture TDF Pte. Ltd. since 2001 and of Wing Huat Loong Pte. Ltd. since 1991. He has also been Chairman and Director of CNT Health Food Pte. Ltd., a nutraceutical supplements contract manufacturer, since 2000. In such positions, Mr. Ng has focused on seed, pre-IPO, and IPO investment opportunities. From 2002 through 2006, Mr. Ng served as a director of Asia Growth Opportunities Ltd. and Raintree Ventures, investors in Inovio. In the 1990s, he was chairman of three technology companies, Vital Technology, MediaRing Ltd., and AceFusion, helping secure seed and venture capital, guide strategic growth, and facilitate sale of the companies (Vital and Acefusion) or a public listing (MediaRing). Mr. Ng has a M.Sc. in Industrial Engineering from Stanford University.

        During the year ended December 31, 2008, the Board of Directors met six times, the Audit Committee met six times, the Nomination and Corporate Governance Committee met seven times and the Compensation Committee met seven times. Each director attended at least 75% of the aggregate number of meetings held by (i) the Board of Directors and (ii) those committees of the Board of Directors on which he served.

Committees of the Board of Directors and Attendance at Board Meetings

        Inovio does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All of the directors attended the Annual Meeting of Stockholders held in 2008.

  Audit Committee

        The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by it, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee acts pursuant to a written charter that is available on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/AuditCommittee.pdf .

        During 2008 the members of the Audit Committee were Simon Benito (Chair), Riaz Bandali and Tazdin Esmail. The members of the Audit Committee currently are Simon Benito (Chair), Morton Collins and Tee Khiang Ng. Each member of the Audit Committee is independent under the NYSE Amex listing standards. The Board has determined that Mr. Benito is an "audit committee financial expert" as defined under Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").

  Compensation Committee

        The Compensation Committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including the Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee. The Compensation Committee acts pursuant to a written charter that is available on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/CompCommit.pdf.

        During 2008 the members of the Compensation Committee were James L. Heppell (Chair), Simon Benito, Tazdin Esmail and Robert W. Rieder. The members of the Compensation Committee currently are Morton Collins (Chair), Simon Benito and Tee Khiang Ng. Each member of the Compensation Committee is independent under the NYSE Amex listing standards.

  Nomination and Corporate Governance Committee

        The Nomination and Corporate Governance Committee identifies prospective candidates to serve on the Board of Directors, recommends nominees for election to the Board of Directors, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to the Board of Directors, and provides oversight in the evaluation of the Board of Directors and each committee. The Nomination and Corporate Governance Committee acts pursuant to a written charter on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/NomandCorpGov.pdf.

        During 2008 the members of the Nomination and Corporate Governance Committee were Tazdin Esmail (Chair), Riaz Bandali, Simon Benito, James L. Heppell, and Robert W. Rieder. The members of the Nomination and Corporate Governance Committee currently are Simon Benito (Chair), Morton Collins and Tee Khiang Ng. Each member of the Nomination and Corporate Governance Committee is independent under the NYSE Amex listing standards.

Director Nominations

        The Nomination and Corporate Governance Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

        In fulfilling its responsibilities, the Nomination and Corporate Governance Committee considers the following factors: (i) the appropriate size of the Board of Directors and its committees; (ii) the needs of the Company with respect to the particular talents and experience of its directors; (iii) the knowledge, skills and experience of nominees, including experience in the Company's industry, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors; (iv) experience with accounting rules and practices; (v) applicable regulatory and securities exchange/association requirements (including the NYSE Amex qualitative listing standards); and (vi) a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

        The Nomination and Corporate Governance Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nomination and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

        Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nomination and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nomination and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board of Directors must meet the criteria for an "audit committee financial expert" as defined by SEC rules. The Nomination and Corporate Governance Committee also believes it appropriate for the Company's Chief Executive Officer to participate as a member of the Board of Directors.

        The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and Board of Directors will be polled for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nomination and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

        The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at our principal executive offices not less than 120 calendar days in advance of the one-year anniversary of the date that our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Any stockholder who wishes to recommend for the Nomination and Corporate Governance Committee's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to Inovio's Secretary at the following address: 11494 Sorrento Valley Road, San Diego, CA 92121-1318.

        Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

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  The stockholder's name, age and business and residence addresses;

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  The number of shares of our common stock and Series C preferred stock held by the nominee, the time period for which such shares have been held and a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of Inovio's next annual meeting of stockholders;

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  A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

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  A description of all arrangements, understandings and relationships between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and to any of Inovio's competitors or other persons with special interests regarding Inovio;

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  A statement supporting the recommending stockholder's view that the proposed nominee possesses minimum qualifications to serve as a director, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of Inovio;

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  A statement whether, in the view of the recommending stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Inovio;

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  Any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC's proxy rules; and

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  The signed consent of each nominee to serve as a director if so elected.

Corporate Governance

        Inovio's Corporate Governance policy, which includes the charters of the committees of the Board of Directors, is available on our website, www.Inovio.com.

Communications Policy

        The Board of Directors has procedures in place designed to ensure effective communication between Inovio, its stockholders, prospective investors, and the public, including the dissemination of information on a regular and timely basis. Stockholders who want to communicate with the Board or any individual Director can write to Inovio's Secretary at the following address: 11494 Sorrento Valley Road, San Diego, CA 92121-1318. Your letter should indicate that you are an Inovio stockholder. Depending on the subject matter, management will:

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  Forward the communication to the Director or Directors to whom it is addressed;

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  Attempt to handle the inquiry directly, for example, where it is a request for information about Inovio or it is a stock-related matter; or

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  Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Modified Plurality Voting Policy

        On December 5, 2008, the Inovio Board of Directors, upon recommendation from its Nomination and Corporate Governance Committee adopted a Modified Plurality Voting Policy as an addition to its Corporate Governance Policy. The Modified Plurality Voting Policy provides that any nominee for director in an uncontested election who receives (a) a greater number of votes "withheld" from his or her election than votes "for" his or her election and (b) votes "withheld" from his or her election that constitute thirty-five percent (35%) or more of the outstanding shares of Inovio common stock, must promptly tender his or her written resignation following the certification of the stockholder vote. The Inovio board of directors, in accordance with the procedures set out in the policy and upon a recommendation from the Nomination and Corporate Governance Committee, shall either accept such resignation or defer its acceptance for no more than thirty days to enable the Inovio board to maintain compliance with applicable rules and regulations. Inovio shall promptly disclose such determination on any pending resignation via a Current Report on Form 8-K. A copy of the Modified Plurality Voting Policy is posted to Inovio's website as part of Inovio's overall Corporate Governance Policy.

Code of Ethics

        Inovio has adopted a Code of Ethics, which applies to all directors, officers and employees, including the principal executive officer, principal financial and accounting officer and controller. The purpose of the Code is to promote honest and ethical conduct. The Code of Ethics is available on our website and is also available in print, without charge, upon written request to the Secretary at 11494 Sorrento Valley Road, San Diego, CA 92121-1318. Any amendments to or waivers of the Code will be promptly posted on the Inovio's website at www.Inovio.com or in a report on Form 8-K, as required by applicable laws.

Board Member Independence

        The Board of Directors has determined that, except for Drs. Dhillon and Kim, all of the nominees for election to the Board of Directors listed above are "independent" as independence is defined in the NYSE Amex qualification standards. Drs. Dhillon and Kim are not considered independent because they are currently employed by the Company.

        Our Board of Directors unanimously recommends a vote "FOR" each nominee listed above. Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise on the accompanying proxy card.

Report of the Audit Committee

        The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

        The audit committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the audit committee has discussed with Ernst & Young LLP their independence from management and our company, has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditors' independence.

        The audit committee met with Ernst & Young LLP to discuss the overall scope of their audit. The meetings with Ernst & Young LLP were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

        Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2008. The audit committee and our board of directors also have recommended the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009.

        This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

        The foregoing report has been furnished by the Audit Committee.

Simon Benito Morton Collins Tee Khiang Ng

Compensation of Directors

        During 2008, Inovio paid each non-employee director (other than the Chairman of the Board) an annual retainer fee of $19,000 and paid the Chairman of the Board an annual retainer fee of $35,000. We pay or reimburse all reasonable expenses associated with directors' attendance at and participation in board and committee meetings and other company business which a director attends. For 2008, Inovio also paid an additional $9,000 to the Compensation Committee chairman as compensation for services as that committee's chairman, an additional $14,000 to the Audit Committee chairman as compensation for services as that committee's chairman, and an additional $5,000 to the Nomination and Corporate Governance Committee chairman as compensation for services as that committee's chair. Inovio also pays each non-employee director $1,500 for attendance at each Board meeting conducted in person and $750 for each Board meeting conducted telephonically.

        Non-employee directors are eligible to receive, from time to time, grants of options to purchase shares of common stock under the Plan as determined by the full Board of Directors. During the year ended December 31, 2008, Inovio granted 10-year options to purchase a total of 225,000 shares of its common stock to its non-employee directors. Messrs. Bandali, Benito, Esmail, Heppell, Rieder and Rietiker received 15,000 shares each, at an exercise price of $0.89. Mr. Rietiker and Mr. Gan also received 30,000 shares each upon joining the Board of Directors in 2008, exercisable at $1.05 and $0.89, respectively. In August 2008, Mr. Heppell also received options to purchase 75,000 shares of common stock, exercisable at $1.03 per share. In December 2008, Mr. Chong also received options to purchase 15,000 shares of common stock, exercisable at $0.50 per share, which were disclaimed in conjunction with his resignation from the Board of Directors as reported on Form 8-K on February 6, 2009.

Director Compensation Table

        The following table sets forth certain information with respect to director compensation during 2008.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
James Heppell(2)	58,250	42,144	100,394
Simon Benito(3)	48,000	26,379	74,379
Tazdin Esmail(4)	39,000	26,379	65,379
Riaz Bandali(5)	28,000	26,379	54,379
Robert Rider(6)	31,750	33,607	65,357
Stephen Rietiker(7)	23,250	12,693	35,943
Patrick Gan(8)	15,500	3,182	18,682
Chin Cheong Chong(9)	—	—	—

    (1)
    Represents the compensation costs of stock options calculated for financial reporting purposes for the year utilizing the provisions of SFAS No. 123R. See Note 10, "Stockholder's Equity" to our Audited Consolidated Financial Statements for the year ended December 31, 2008 for the assumptions made in determining SFAS 123R values.

    (2)
    At December 31, 2008 Mr. Heppell held options to purchase 237,812 shares of our common stock.

    (3)
    At December 31, 2008 Mr. Benito held options to purchase 91,250 shares of our common stock.

    (4)
    At December 31, 2008 Mr. Esmail held options to purchase 141,250 shares of our common stock.

    (5)
    At December 31, 2008 Mr. Bandali held options to purchase 82,500 shares of our common stock.

    (6)
    At December 31, 2008 Mr. Rieder held options to purchase 45,000 shares of our common stock.

    (7)
    At December 31, 2008 Mr. Rietiker held options to purchase 45,000 shares of our common stock.

    (8)
    At December 31, 2008 Mr. Gan held options to purchase 30,000 shares of our common stock.

    (9)
    In December 2008, Mr. Chong also received options to purchase 15,000 shares of its common stock, exercisable at $0.50 which were disclaimed in conjunction with the resignation from the Board of Directors as reported on Form 8-K on February 6, 2009.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of June 30, 2009 with respect to the beneficial ownership of our common stock by (i) each person known to us to be the beneficial owners of more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of the Named Executive Officers, and (iv) all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock underlying shares of convertible preferred stock, options or warrants held by that stockholder that are convertible or exercisable, as the case may be, within 60 days of June 30, 2009 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder's percentage of ownership in the following table is based upon 85,822,157 shares of common stock outstanding as of June 30, 2009.

Beneficial Owner of Shares of Common Stock(1)(2)	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class of Shares of Common Stock
5% Stockholders:
Ernest Shin(3)	4,506,505	5.10%
Directors, Director Nominees and Executive Officers:
Avtar Dhillon(4)	1,408,107	1.62%
J. Joseph Kim(5)	14,683,659	16.56%
Simon X. Benito(6)	99,983	*
Morton Collins(7)	225,676	*
Tee Khiang Ng(8)	4,297,149	4.93%
Peter Kies(9)	343,951	*
Punit Dhillon(10)	317,464	*
Iacob Mathiesen(11)	205,000	*
Michael Fons(12)	202,525	*
All executive officers and directors as a group(13) (9 persons)	26,290,019	29.83%

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of Inovio at 11494 Sorrento Valley Rd., San Diego, California 92121-1318.

(2)
Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)
Includes 2,575,650 shares underlying warrants that are exercisable within 60 days of June 30, 2009.

(4)
Includes 1,029 shares underlying warrants that are exercisable within 60 days of June 30, 2009, and 1,193,746 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2009.

(5)
Includes 1,324,620 shares underlying warrants that are exercisable within 60 days of June 30, 2009 and 1,525,767 shares issuable pursuant to options exercisable within 60 days of June 30, 2009.

(6)
Includes 1,544 shares underlying warrants that are exercisable within 60 days of June 30, 2009, and 91,250 shares of common stock issuable pursuant to options that are exercisable within 60 days of June 30, 2009.

(7)
Includes 9,812 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2009.

(8)
Includes 30,000 shares of common stock issuable pursuant to options that are exercisable within 60 days of June 30, 2009, and 1,893,004 shares of common stock and 1,260,222 warrants to purchase common stock over which Mr. Ng exercises voting and investment control as a shareholder and/or director of the funds which hold such shares of record.

(9)
Includes 514 shares underlying warrants that are exercisable within 60 days of June 30, 2009, and 341,875 shares of common stock issuable pursuant to options that are exercisable within 60 days of June 30, 2009.

(10)
Includes 1,029 shares underlying warrants that are exercisable within 60 days of June 30, 2009, and 316,250 shares of common stock issuable pursuant to options that are exercisable within 60 days of June 30, 2009.

(11)
Includes 115,000 shares of common stock underlying options that are exercisable within 60 days of June 30, 2009.

(12)
Includes 202,500 shares of common stock issuable pursuant to options that are exercisable within 60 days of June 30, 2009.

(13)
Includes 3,826,200 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2009.

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

        The following table sets forth information as to persons (i) who serve as our executive officers as of June 30, 2009:

Name	Age	Position
Avtar Dhillon, M.D.	48	Chairman and President; Former Chief Executive Officer
J. Joseph Kim, Ph.D	40	Chief Executive Officer and Director
Peter D. Kies	46	Chief Financial Officer
C. Jo White	54	Chief Medical Officer
Niranjan Sardesai	41	Senior Vice President, Research and Development
Kevin Rassas	62	Senior Vice President, Business Development
Punit Dhillon	29	Vice President, Finance and Operations
Iacob Mathiesen	42	Vice President, Research and Development
Michael Fons	49	Vice President, Corporate Development

        For information regarding Drs. Dhillon and Kim, see "Proposal 1—Election of Directors."

        Peter Kies—Chief Financial Officer.    Mr. Kies has been employed by Inovio as Chief Financial Officer since June 2002. For the 15 years prior to joining Inovio, Mr. Kies acquired broad expertise in the functional and strategic management of biotechnology and high technology companies across the full spectrum of corporate growth, from Initial Public Offering to profitability. From May 1996 until joining Inovio, he served as Chief Financial Officer for Newgen Results Corporation, and prior to that served as Controller for Cytel Corporation and as an auditor for Ernst & Young LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.

        C. Jo White, M.D.—Chief Medical Officer.    Dr. White has served as Chief Medical Officer of Inovio since June 2009. Prior to that, she was Chief Medical Officer of VGX Pharmaceuticals beginning in 2005. She has 21 years of senior level clinical/medical affairs positions with major pharmaceutical companies including BMS, Wyeth and Merck. Her experience has been focused in the area of infectious diseases and she is trained as an Internist and Infectious Disease specialist. Dr. White has designed and conducted over 40 Phase 1-4 trials, filed several Biologics License Applications/Marketing Authorization Applications and has obtained regulatory approval for 5 different vaccines and drugs in both the U.S. and Europe. Dr. White completed a fellowship in Infectious Diseases at the National Institutes of Health (NIH) in the National Institute of Allergy and Infectious Diseases (NIAID). Dr. White is board certified in both Internal Medicine and Infectious Diseases. She graduated summa cum laude from the University of Texas in Austin with a B.A. in Microbiology. She received her medical degree with honors from Baylor College of Medicine in Houston, Texas.

        Niranjan Sardesai, Ph.D.—Senior Vice President, Research and Development.    Dr. Sardesai has served as Senior Vice President, Research and Development of Inovio since June 2009. Prior to that, he held the same position at VGX Pharmaceuticals beginning in November 2007. Dr. Sardesai is an experienced veteran of the pharmaceutical industry, with a special focus in R&D and Management of Technology. Prior to joining VGX in September 2006, Dr. Sardesai was the President of Nvision Consulting, Inc. for the period from June 2005 to September 2006. He also served as the Director of R&D and Director of Applied Research at the Fujirebio Diagnostics, Inc. from October 2000 to December 2005. At Fujirebio, Dr. Sardesai oversaw all aspects of the company's R&D activities, with a special focus on new product development. Prior to Fujirebio, he worked as a Senior Scientist at IGEN International, Inc. Dr. Sardesai received a Ph.D. in Chemistry from California Institute of Technology and an MBA in Entrepreneurial Management from the Wharton School of the University of Pennsylvania. Dr. Sardesai also completed post-doctoral fellowships at the Scripps Research Institute and the Massachusetts Institute of Technology. Dr. Sardesai received his M. Sc. in Chemistry from the Indian Institute of Technology.

        Kevin Rassas—Senior Vice President, Business Development.    Mr. Rassas has served as Senior Vice President, Business Development of Inovio since June 2009, prior to that he held the same position at VGX Pharmaceuticals beginning in July 2006. He first joined VGX in December 2003 to head VGX's business development efforts. Mr. Rassas has over 30 years of pharmaceutical industry experience, including senior level general management responsibility for several major international markets with Wyeth and G.D.Searle. Mr. Rassas' background includes significant experience in International Operations, P&L Management, Strategic Planning, Business Development, Finance and Administration, New Product Introductions, Joint Ventures, Project Management, and Human Resources. Mr. Rassas received a Bachelor of Arts in Economics from the University of Notre Dame and his MBA in Finance from the Kellogg School of Management at Northwestern University.

        Punit Dhillon—Vice President, Finance and Operations.    Punit Dhillon has serviced as our Vice President, Operations, since June 2009. Prior to that he was our Vice President, Finance and Operations beginning in January 2008. Mr. Dhillon joined Inovio in September 2003 and has played a role in various corporate finance projects, including management of financing transactions, as well as day-to-day management of operational functions. Mr. Dhillon was most recently Executive Director of Finance and Operations. Prior to joining Inovio, he worked for a corporate finance law firm as a law clerk. He previously worked with MDS Capital Corp. (now Lumira) and was a consultant to several early stage health and life-science companies where he acquired broad experience in corporate management, finance and capital markets. Mr. Dhillon has a Bachelor of Arts, Honors, in Political Science and a minor in Business Administration from Simon Fraser University. Mr. Dhillon is also a director of Auricle Biomedical, a capital pool company.

        Iacob Mathiesen—Vice President, Research and Development.    Iacob Mathiesen is currently the managing director of Inovio's Norwegian subsidiary, Inovio AS, which is conducting preclinical research on DNA vaccines. Mr. Mathiesen joined Inovio when a company he co-founded in 1999 to pursue research and development relating to electroporation and for which he was chief executive officer was acquired by Inovio in 2005. Mr. Mathiesen has pioneered novel advancements for electroporation methods and devices for DNA delivery and has been named as inventor or co-inventor on multiple patents and co-authored numerous scientific papers relating to the use of electroporation for DNA delivery. Mr. Mathiesen received a B.Sc. in Mathematics and Natural Sciences in 1991, an M.Sc. in Mathematics and Natural Sciences in 1993, and a Ph.D. in Medicine in 1999, all from the University of Oslo, Norway.

        Michael Fons, Ph.D.—Vice President, Corporate Development.    Michael Fons, PhD, was promoted by Inovio to Vice President of Corporate Development in August 2007. Dr. Fons joined Inovio as Executive Director of Corporate Development in June 2004. In such capacity, he has been instrumental in defining Inovio's corporate strategy relating to DNA vaccines and DNA delivery, including assisting in securing DNA-related license agreements, acquiring valuable intellectual property assets, and establishing a strong standard for the management of Inovio's corporate relationships. From 2002 to 2004, Dr. Fons held the position of Executive Director, Business Development and Technology Assessment at Vical, Inc. Dr. Fons previously held business development roles with GeneMedicine, and Valentis. He is an Adjunct Associate Professor of Microbiology and Immunology with the University of Texas Medical Branch. Dr. Fons is a published author of 24 papers in scientific journals and numerous book chapters.

Family Relationships

        No family relationships exist between any of the directors or executive officers of Inovio, except that Mr. Punit Dhillon, Vice President, Finance and Operations, is the nephew of Dr. Avtar Dhillon, Inovio's President and Chairman of the Board. Neither Mr. Dhillon nor Dr. Dhillon have been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K

 EXECUTIVE COMPENSATION

        This section of the Proxy Statement sets forth compensation information for Avtar Dhillon, M.D., our President and Chief Executive Officer during 2008 and 2007 (and our current Chairman and President), Peter Kies, our Chief Financial Officer, Michael Fons, our Vice President, Corporate Development, Punit Dhillon, our Vice President, Operations, and Iacob Mathiesen, the Managing Director of our subsidiary Inovio AS (each a "named executive officer" and collectively the "named executive officers"). J. Joseph Kim, Ph.D., our current Chief Executive Officer, did not serve in that capacity during 2008 and therefore is not included in the tables below; however, a description of Dr. Kim's employment agreement is included under "Employment Agreements."

Summary Compensation Table

        The following table sets forth information concerning the compensation of our named executive officers for 2008 and 2007.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	All Other Compensation		Total
Dr. Avtar Dhillon,(5)	2008	$369,417	—	$102,218	$178,332	$18,725	(6)	$668,692
Chairman and President;	2007	$357,503	$116,375	$69,188	$391,394	$5,342		$939,802
Former Chief Executive Officer
Peter Kies,	2008	$220,784	—	—	$98,931	—		$319,715
Chief Financial Officer	2007	$206,966	$26,000	—	$128,244	—		$361,810
Michael Fons,	2008	$197,061	—	—	$59,833	$3,220		$260,114
Vice President, Corporate Development	2007	$188,180	$16,625	—	$81,877	$3,324		$290,006
Punit Dhillon,	2008	$171,876	—	—	$85,517	$3,900		$261,293
Vice President, Operations	2007	$145,736	$13,300	—	$94,025	$3,900		$256,961
Iacob Mathiesen,	2008	$188,556	—	$63,420	$51,543	—		$303,519
Managing Director, Inovio AS(7)	2007	$179,449	—	$166,050	$62,985	—		$408,484

(1)
Salary includes contributions made by the employee to Inovio's 401(k) plan.

(2)
There were no bonuses paid for the year 2008. Bonus payment for 2007 were made in February 2008.

(3)
Represents the compensation costs of stock awards, calculated for financial reporting purposes for the year utilizing the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, assuming for this purpose only no effect of forfeitures. See Note 10, "Stockholder's Equity," to our Audited Consolidated Financial Statements for the year ended December 31, 2008 for information concerning the SFAS 123R values. The stock award to Dr. Dhillon includes compensation expense related to a 2007 restricted stock award of 75,000 shares of which 18,750 shares vested immediately at a fair value of $3.69 per share. The total value of the award was $276,750, and the remaining value vests annually in March over the next three years. The stock award to Dr. Dhillon also includes compensation expense related to a 2008 restricted stock award of 75,000 shares of which 18,750 shares vested immediately at a fair value of $0.87 per share. The total value of the award was $65,250, and the remaining value vests annually in February over the next three years. The stock award to Mr. Mathiesen includes compensation expense related to a restricted stock award in 2007 of 90,000 shares of which 45,000 shares vested immediately at a fair value of $3.69 per share. The total value of the award was $332,100, and the remaining value will vest in December 2009.

(4)
Represents the compensation costs of stock options calculated for financial reporting purposes for the year utilizing the provisions of SFAS No. 123R, assuming for this purpose only no effect of forfeitures. See Note 10, "Stockholder's Equity" to our Audited Consolidated Financial Statements for the year ended December 31, 2008 for the assumptions made in determining SFAS 123R values. Ratable amounts expensed for grants that were made in prior years are included.

(5)
In connection with the Merger, Dr. Dhillon ceased serving as our Chief Executive Officer on June 1, 2009.

(6)
Consists of $6,058 of 401-k match and $12,667 of travel expenses for Dr. Dhillon's spouse reimbursed pursuant to our travel policy.

(7)
Managing Director of Inovio AS salary paid in Norwegian Kroners but translated to U.S. Dollars using the average exchange rate for 2008.

Grants of Plan Based Awards

        The following table sets forth certain information with respect to stock and option awards and other plan-based awards granted to our named executive officers during 2008.

Name	Grant Date(1)	All Other Stock Awards: Number of Shares of Stock(#)(2)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards($)
Avtar Dhillon,	2/1/2008	—	75,000	$0.87	$35,010
	2/1/2008	75,000	—	—	$68,250
	12/9/2008	—	100,000	$0.50	$32,360
Peter Kies,	2/1/2008	—	30,000	$0.87	$14,004
	7/9/2008	—	60,000	$1.06	$34,230
	12/9/2008	—	40,000	$0.50	$12,944
Michael Fons,	2/1/2008	—	20,000	$0.87	$34,230
	7/9/2008	—	60,000	$1.06	$9,336
	12/9/2008	—	20,000	$0.50	$6,472
Punit Dhillon,	2/1/2008	—	50,000	$0.87	$23,340
	7/9/2008	—	60,000	$1.06	$34,230
	12/9/2008	—	70,000	$0.50	$22,652
Iacob Mathiesen,	7/9/2008	—	50,000	$1.06	$28,525

(1)
These awards vest 25% immediately, and 25% on each anniversary thereafter.

(2)
The amount reflects the number of restricted stock awards granted on February 1, 2008 pursuant to the 2007 Omnibus Incentive Plan with a grant date fair value of $0.87 per share. This award vests 25% immediately, and 25% on each anniversary thereafter.

Outstanding Equity Awards at Fiscal Year-End Table

        The following tables set forth certain information with respect to outstanding equity awards held by the named executive officers at December 31, 2008.

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Avtar Dhillon	100,000		2.08	10/09/2011
	25,000		1.64	04/28/2012
	124,999		1.96	06/27/2012
	12,499		1.00	10/24/2012
	62,500		1.08	01/09/2013
	81,249		2.52	08/07/2013
	37,499		5.00	11/06/2013
	125,000		5.00	12/31/2013
	150,000		3.82	01/14/2015
	56,250	18,750	2.89	03/06/2016
	112,500	112,500	3.16	03/07/2017
	18,750	56,250	0.87	02/01/2018
	25,000	75,000	0.50	12/09/2018

	931,246	262,500

Peter Kies	37,500		1.96	06/27/2012
	7,500		1.00	10/24/2012
	12,500		1.24	03/24/2013
	14,375		2.52	08/07/2013
	20,000		4.46	02/24/2015
	33,750	11,250	2.89	03/06/2016
	37,500	37,500	3.16	03/07/2017
	7,500	22,500	0.87	02/01/2018
	15,000	45,000	1.06	07/09/2018
	10,000	30,000	0.50	12/09/2018

	195,625	146,250

Michael Fons	37,500		5.32	06/16/2014
	15,000	5,000	2.45	03/22/2016
	10,000	10,000	3.16	03/08/2017
	12,500	12,500	3.75	05/03/2017
	5,000	15,000	0.87	02/01/2018
	15,000	45,000	1.06	07/09/2018
	5,000	15,000	0.50	12/09/2018

	100,000	102,500

Punit Dhillon	25,000		2.76	06/30/2013
	6,250		2.52	08/07/2013
	15,000		4.33	02/24/2015
	26,250	8,750	2.45	03/22/2016
	20,000	20,000	3.16	03/08/2017
	7,500	7,500	3.75	05/03/2017
	12,500	37,500	0.87	02/01/2018
	15,000	45,000	1.06	07/09/2018
	17,500	52,500	0.50	12/09/2018

	145,000	171,250

Iacob Mathiesen	15,000	5,000	2.45	03/22/2016
	10,000	10,000	3.16	03/08/2017
	12,500	12,500	3.75	05/03/2017
	12,500	37,500	1.06	07/09/2018

	50,000	65,000

(1)
These awards vest 25% immediately, and 25% on each anniversary thereafter.

	STOCK AWARDS
Name	Number of Unvested Shares(#)(1)		Fair Market Value($)(2)
Avtar Dhillon	93,750	(3)	187,313
Iacob Mathiesen	45,000	(4)	166,050

    (1)
    The amount reflects the number of unvested restricted stock awards outstanding at December 31, 2008.

    (2)
    Determined by multiplying the number of shares by the closing price for our common stock on the NYSE Amex on December 31, 2008.

    (3)
    Vests 25% immediately, and 25% on each anniversary thereafter.

    (4)
    Vest in December 2009.

Employment Agreement with J. Joseph Kim, Chief Executive Officer

        Under an executive employment agreement, J. Joseph Kim, Ph.D. serves as our Chief Executive Officer. The agreement provides that Dr. Kim is entitled to receive an annual salary of $254,616. He is also eligible to receive an incentive cash bonus up to the amount, based upon the criteria as may be determined by the Board of Directors and targeted at 30% or more of the base salary. In addition to the salary and cash bonus, he is also entitled to participate in such employee benefit plans or programs of Inovio, and shall be entitled to such other fringe benefits, as are from time to time adopted by the our Board of Directors.

        Under Dr. Kim's employment agreement, if Inovio terminates his employment at any time without cause, as defined in the employment agreement, Dr. Kim is entitled to receive severance compensation in the form of monthly payments of his then-current base salary and of the pro rata bonus amount for a period of 24 months following the effective date of such termination. The pro rata bonus amount shall mean one-twelfth of the greater of (A) the most recent annual cash bonus paid prior to his termination, or (B) the average of the three most recent annual cash bonuses paid prior to his termination. Inovio will also continue to pay his COBRA premiums for 18 months thereafter.

        If Dr. Kim is terminated as a result of change-in-control, Dr. Kim is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 24 but discounted to present value based on applicable federal rate under the Code.

        For purposes of Dr. Kim's employment agreement, "cause" means (1) conviction of Dr. Kim of any felony; (2) participation by Dr. Kim in any fraud or act of dishonesty against the Company; (3) material violation by Dr. Kim of (i) any contract between the Company and Dr. Kim, or (ii) any statutory duty of Dr. Kim to the Company; (4) conduct of Dr. Kim that, based upon a good faith and reasonable factual investigation and determination by the Board of Directors, demonstrates Dr. Kim's gross unfitness to serve; or (5) the continued, willful refusal or failure by Dr. Kim to perform any material duties reasonably requested by the Board of Directors; provided, however, that in the case of conduct described in clauses (3), (4) and (5) above, such conduct shall not constitute "cause" unless (a) the Board of Directors shall have given Dr. Kim written notice setting forth with specificity (i) the conduct deemed to constitute "cause," (ii) reasonable action that would remedy the objectionable conduct and (iii) a reasonable time (not less than 10 days) within which Dr. Kim may take such remedial action, and (b) Dr. Kim shall not have taken such specified remedial action within such specified reasonable time.

        Under the employment agreement, a "change in control" shall be deemed to have occurred upon:

            (i)  an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

           (ii)  a change in the composition of our Board of Directors such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

          (iii)  the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

          (iv)  the approval by stockholders of the Company of the issuance of shares of Common Stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of Common Stock outstanding immediately prior to the consummation of such transaction; or

           (v)  the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company.

Pre-Merger Employment Agreement with Avtar Dhillon, Chairman and President; Former Chief Executive Officer

        Under an employment agreement with Dr. Avtar Dhillon dated October 10, 2001, Dr. Dhillon previously served as our President and Chief Executive Officer. Dr. Dhillon's employment agreement provided for an initial annual salary of $200,000 and periodic increases, as determined by the Board from time to time, but no less than an annual increase at least equal to the percentage increase in the cost of living in the San Diego Area over the previous year. Dr. Dhillon was also entitled to an annual bonus and stock option awards if certain milestone objectives agreed to between the Board and Dr. Dhillon each year were met, as determined by the Board, and four weeks of paid vacation each year. The term of Dr. Dhillon's employment agreement was for 10 years ending October 9, 2011, unless sooner terminated by Dr. Dhillon or by Inovio. If Dr. Dhillon's employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Dr. Dhillon becoming permanently disabled, or if the employment agreement was terminated by Dr. Dhillon within 180 days after a "change of control" of Inovio as defined in the agreement, or by Dr. Dhillon for a breach by Inovio, Dr. Dhillon was entitled to receive a lump sum severance payment equal to two times his annual salary and bonus at the time of termination, plus the continuation of his health benefits (or payment of the amount necessary to secure the same) for one year after termination. If Dr. Dhillon's employment agreement was terminated by Inovio as a consequence of Dr. Dhillon becoming permanently disabled, Dr. Dhillon was entitled to receive a lump sum severance payment equal to his annual salary at the time of termination and his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

        In connection with the closing of the Merger, we entered into a new employment agreement with Dr. Dhillon. The terms of this agreement are described below.

Pre-Merger Employment Agreement with Peter Kies, Chief Financial Officer

        Under the employment agreement with Peter Kies, dated December 15, 2003, Mr. Kies served as our Chief Financial Officer. Mr. Kies' employment agreement provided for an initial annual salary of $180,000 to be periodically increased by such amounts as determined by the Board from time to time. Mr. Kies was also entitled to an annual bonus if certain milestone objectives agreed to were met, three weeks of paid vacation each year and such stock options as approved by the Board. The term of Mr. Kies employment agreement was for 10 years ending December 14, 2013, unless sooner terminated by Mr. Kies or by Inovio. If Mr. Kies's employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Mr. Kies becoming permanently disabled, or if the employment agreement was terminated by Mr. Kies for a breach by Inovio, including termination of employment following a change of control, Mr. Kies was entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

Pre-Merger Employment Agreement with Dr. Michael Fons, Vice President, Corporate Development

        Under the employment contract with Dr. Michael Fons, dated August 31, 2007, Mr. Fons served as our Vice President, Corporate Development. Dr. Fon's employment agreement provided for an initial annual salary of $195,050 to be periodically increased by such amounts as determined by the Board from time to time. Dr. Fons was also entitled to an annual bonus if certain milestone objectives agreed to between the Board and Dr. Fons each year were met, three weeks of paid vacation each year, and such stock options as approved by the Board. The term of Dr. Fons employment agreement was for 10 years ending August 30, 2017, unless sooner terminated by Dr. Fons or by Inovio. If Dr. Fons' employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Dr. Fons becoming permanently disabled, or if the employment agreement was terminated by Dr. Fons for a breach by Inovio, including termination of employment following a change of control, Dr. Fons was entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

        In connection with the closing of the Merger, we entered into a new employment agreement with Mr. Fons. The terms of this agreement are described below.

Pre-Merger Employment Agreement with Punit Dhillon, Vice President, Finance and Operations

        Under the employment contract with Punit Dhillon, dated March 12, 2008, Mr. Dhillon served as our Vice President, Finance and Operation. Mr. Dhillon's employment agreement provided for an initial annual salary of $176,000 to be periodically increased by such amounts as determined by the Board from time to time. Mr. Dhillon was also entitled to an annual bonus if certain milestone objectives agreed to between the Board and Mr. Dhillon each year were met, three weeks of paid vacation each year, and such stock options as approved by the Board. The term of Mr. Dhillon's employment agreement was for 10 years ending March 12, 2018, unless sooner terminated by Mr. Dhillon or by Inovio. If Mr. Dhillon's employment agreement was terminated by Inovio other than for cause as set forth in the agreement or as a consequence of Mr. Dhillon becoming permanently disabled, or if the employment agreement was terminated by Mr. Dhillon for a breach by Inovio, including termination of employment following a change of control, Mr. Dhillon was entitled to receive a severance payment, payable in such regular intervals as may determined by Inovio, equal to (a) one-half of his annual salary for the year prior to the date of termination, and (b) his bonus based on the amount of such bonus most recently paid to him, pro rated from January 1 of the year of termination through date of termination.

        In connection with the closing of the Merger, we entered into a new employment agreement with Mr. Dhillon. The terms of this agreement are described below.

Post-Merger Employment Agreements

        Inovio entered into new employment agreements, effective upon the closing of the Merger, with Dr. Dhillon and Messrs Kies, Fons and Dhillon. Such employment agreements include the following general acknowledgements, covenants, terms and conditions:

  •
  Acknowledgement that the closing of the Merger will not trigger any severance or change of control provisions of the employee's prior employment arrangements with Inovio or its subsidiaries.

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  The employee's intended title, hours, duties and the ability of such title or duties to be adjusted.

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  The employee's annual salary, the employee's eligibility for salary increases, discretionary bonuses and equity incentives, and the role of other management or a committee of the Inovio board in establishing performance objectives related thereto.

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  The employee's fringe benefits, including participation in health, hospitalization, life or other insurance provided by Inovio, vacation and sick leave, and reimbursement for business-related expenses.

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  The agreement's initial two year term, unless terminated earlier pursuant to its termination provisions, with an automatic one year renewal on the expiration date and on each successive anniversary date thereafter, unless either party gives written notice of non-renewal and termination to the other party at least ninety (90) days prior to any expiration date.

  •
  Occurrence of a "Change in Control" for purposes of the employment agreements as: (i) a majority of the directors elected at any annual or special general meeting of stockholders of the company are not individuals nominated by the company's then incumbent board of directors; (ii) there is occurrence of an event whereby any person or entity becomes the beneficial owner of shares representing 50% or more of the combined voting power of the voting securities of the company; or (iii) there is a merger or consolidation of the company with one or more corporations as a result of which, immediately following such merger or consolidation, the stockholders of the company as a group, as they were immediately prior to such event, will hold less than a majority of the outstanding capital stock of the surviving corporation.

  •
  The employee's right to terminate the employment agreement: (i) at any time upon providing six weeks notice in writing to the company, (ii) upon a material breach or default of any term of the employment agreement by the company, including any reduction in salary, if such material breach or default has not been remedied within 15 days after written notice of the material breach or default has been delivered by the employee to the company, or (iii) during the initial two year period or during any one year period immediately after a Change of Control (as defined in the agreement) if (a) the employee ceases to report directly to his or her prior supervising position or (b) there is any other material reduction in the employee's duties, position, authority or responsibilities with the company relative to the duties, position, authority or responsibilities in effect immediately prior to such reduction, if the company does not cure or remedy such issues within 15 days after written notice from the employee.

  •
  The company's right to immediately terminate the employee for "Cause" upon the occurrence of any of the following events: (i) the employee acts unlawfully, dishonestly, in bad faith or grossly negligent with respect to the business of the company as determined by the board (in some cases, upon completion of a reasonable investigation and provision of a detailed report of the results of such investigation to the employee); (ii) the employee commits any crime or fraud against the company or its property or the conviction of employee of any felony offense or crime reasonably likely to bring discredit upon the employee or the company; or (iii) a material breach or default of any term of the employment agreement by the employee if such material breach or default remains unremedied 30 days after the company delivers written notice of the material breach or default to the employee.

  •
  The company's right to terminate the employee's employment at any time at its discretion without Cause upon certain written notice to the employee.

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  The termination of employment upon the occurrence of the employee's death or permanent or extended disability.

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  The continued effectiveness of any confidentiality, invention assignment, non-solicit and non-compete agreement(s) previously executed in favor of the company by the employee.

Post-Merger Employment Agreement with Dr. Avtar Dhillon, President

        Dr. Avtar Dhillon's agreement provides for his employment as president of Inovio, in which role he reports to the Inovio board of directors. Pursuant to Dr. Dhillon's employment agreement, within 60 days of the beginning of each fiscal year, the Compensation Committee of Inovio's board of directors and Dr. Dhillon shall agree to his performance milestones and the amount of bonus for which Dr. Dhillon will be eligible if Dr. Dhillon as President achieves such milestones. Although Dr. Dhillon's employment agreement has a two year term, the terms and conditions of the employment agreement acknowledge that the terms of Dr. Dhillon's employment shall remain subject to further negotiation and mutual agreement in the month prior to completion of one year of service after the effective time of the Merger. If the parties do not reach mutually agreeable terms prior to the completion of the first year of service after the effective time of the Merger, the employment agreement will terminate, which shall be treated as a voluntary termination upon notice by Dr. Dhillon, effective as of the end of the first year of service.

        Upon the effective time of the Merger, Inovio deposited a closing payment equal to 24 months of Dr. Dhillon's current annual salary into a mutually agreed upon escrow account. Inovio agreed to provision of such closing payment as an incentive to retain Dr. Dhillon's services post-Merger, in recognition of the fact that he would have been eligible for full severance under his prior employment agreement had Dr. Dhillon terminated employment in conjunction with the Merger, and in recognition of Dr. Dhillon's agreement to alter the structure and scope of his severance arrangements in his new employment agreement. An amount equal to 50% of the closing payment and any accrued interest on such amount shall be automatically released to Dr. Dhillon upon the six month anniversary of the effective time of the Merger, and the remainder of the closing payment and any remaining accrued interest shall be released to Dr. Dhillon upon the one year anniversary of the effective time of the Merger, unless Dr. Dhillon or Inovio terminate the employment relationship prior to such time. If Dr. Dhillon terminates the agreement other than voluntarily upon notice (unrelated to a material breach or default by the company or other circumstances addressed by the agreement) or the company terminates Dr. Dhillon for any reason, the entire closing payment and any accrued interest shall be released from the escrow account upon the date of termination. If Dr. Dhillon voluntarily terminates the employment relationship without a breach by the company or under the other circumstances addressed by the agreement, then the entire closing payment and any accrued interest shall be released from the escrow account on the later of the date of termination or the six month anniversary of the Effective Time.

        In addition to the general provisions for termination of the employment agreement, Dr. Dhillon's employment agreement provides that if the company relocates Dr. Dhillon's place of employment more than 50 miles from its current location in San Diego, California, and Dr. Dhillon does not consent to such relocation, then either the company or Dr. Dhillon may terminate the employment agreement and such termination shall be treated the same as a rightful termination by the employee upon an unremedied material breach by the company.

        In the event of the termination of Dr. Dhillon's employment agreement for any reason, the company shall provide Dr. Dhillon, upon receipt of an executed release of claims in favor of Inovio: (i) any earned but unpaid salary as of the date of termination, (ii) any accrued but unused vacation pay as of such date, (iii) any unreimbursed business expenses incurred as of the termination date, (iv) any pending health care benefits, and (v) any earned but unpaid bonus amounts from the closing of the Merger. However, if Dr. Dhillon terminates the agreement due to a material breach or default by the company, a change in his position or duties or a company relocation of his position without his consent within the initial term of the agreement or after a Change of Control, or the company terminates Dr. Dhillon without Cause or upon death or disability, the company shall also pay Dr. Dhillon (or his estate as applicable) an amount equal to the annual bonus, if any, most recently paid to Dr. Dhillon, multiplied by the fraction of which the number of days between the fiscal year end related to the bonus and the date of termination is the numerator, and 365 is the denominator. In addition, if the employment agreement terminates under such enumerated circumstances, and Dr. Dhillon has been employed for less than one year since the Effective Time, Inovio shall pay him an amount equal to the remainder of his salary for such initial one-year period.

        Further, under any termination scenario, the company shall continue Dr. Dhillon's group health care benefits for a period of twelve months from his termination date or shall pay 100% the premiums required to continue his group health care coverage for a period of twelve months under the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, or "COBRA,", provided that Dr. Dhillon elects to continue and remains eligible for these benefits under COBRA, and does not become eligible for health coverage through another employer during such period.

Post-Merger Employment Agreement with Peter Kies, Chief Financial Officer

        Mr. Kies' agreement provides for his employment as Chief Financial Officer of Inovio, in which role he will report to the Inovio board of directors. Pursuant to Mr. Kies' employment agreement, within 60 days of the beginning of each fiscal year, the Compensation Committee of Inovio's board of directors and Mr. Kies shall agree to his performance milestones and the amount of bonus for which Mr. Kies will be eligible if Mr. Kies as chief financial officer achieves such milestones. In addition, upon the effective time of the Merger, Mr. Kies shall receive a closing payment equal to six months of his current annual salary and, upon the earlier of the six-month anniversary of the effective time of the Merger or the date of Mr. Kies' termination pursuant to the employment agreement (other than upon his voluntary termination upon notice to the company), Mr. Kies shall receive an additional closing payment equal to six months of his current annual salary. Inovio agreed to provision of such closing payment as an incentive to retain Mr. Kies' services post-Merger, in recognition of the fact that he would have been eligible for full severance under his prior employment agreement had Mr. Kies terminated employment in conjunction with the Merger, and in recognition of Mr. Kies' agreement to alter the structure and scope of his prior severance arrangements in his new employment agreement.

        In addition to the general provisions for termination of the employment agreement, Mr. Kies' employment agreement provides that if the company relocates Mr. Kies' place of employment more than 50 miles from its current location in San Diego, California, and Mr. Kies does not consent to such relocation, then either the company or Mr. Kies may terminate the employment agreement and such termination shall be treated the same as a rightful termination by the employee upon an unremedied material breach by the company.

        In the event of the termination of Mr. Kies' employment agreement for any reason, the company shall provide Mr. Kies: (i) any earned but unpaid salary as of the date of termination, (ii) any accrued but unused vacation pay as of such date, (iii) any unreimbursed business expenses incurred as of the termination date, (iv) any pending health care benefits, and (v) any earned but unpaid bonus amounts from the closing of the Merger. However, if Mr. Kies terminates the agreement due to a material breach or default by the company, a change in his position or duties or a company relocation of his position without his consent within the initial term of the agreement or after a Change of Control, or the company terminates Mr. Kies without Cause or upon death or disability, the company shall also pay Mr. Kies (or his estate as applicable) an amount equal to the annual bonus, if any, most recently paid to Mr. Kies, multiplied by the fraction of which the number of days between the fiscal year end related to the bonus and the date of termination is the numerator, and 365 is the denominator. Further, under any termination scenario, the company shall continue Mr. Kies' group health care benefits for a period of six months from his termination date or shall pay 100% the premiums required to continue his group health care coverage for a period of six months under the applicable provisions of COBRA, provided that Mr. Kies elects to continue and remains eligible for these benefits under COBRA, and does not become eligible for health coverage through another employer during such period.

Post-Merger Employment Agreements with Punit Dhillon and Michael Fons

        Mr. Punit Dhillon and Mr. Michael Fons have employment agreements as Vice President, Finance and Operations and Vice President, Corporate Development, respectively. Their employment agreements provide that they will report to the Chief Executive Officer of Inovio, and that within 60 days of the beginning of each fiscal year, the Compensation Committee of Inovio's board of directors shall set performance milestones and the amount of bonus for which each of Mr. Dhillon and Mr. Fons will be eligible if he achieves such milestones. In addition, upon the Effective Time of the Merger, Mr. Dhillon and Mr. Fons each received a closing payment equal to three months annual salary at the Effective Time.

        In addition to the general provisions for termination of the employment agreement, the employment agreements of Messrs. Dhillon and Fons provide that if the company relocates their place of employment more than 50 miles from its current location in San Diego, California, and the employee does not consent to such relocation, then either the company or the employee may terminate the employment agreement and such termination shall be treated the same as a rightful termination by the employee upon an unremedied material breach by the company.

        In the event of the termination of Messrs. Dhillon's or Fons' employment agreement for any reason, the company shall provide the terminating employee: (i) any earned but unpaid salary as of the date of termination, (ii) any accrued but unused vacation pay as of such date, and (iii) any unreimbursed business expenses incurred as of the termination date. However, if the employee terminates the agreement due to a material breach or default by the company, a change in his position or duties or a company relocation of his position without his consent within the initial term of the agreement or after a Change of Control, or the company terminates the employee without Cause, the company shall also pay the employee an amount equal to six months of the employee's annual salary at the time of termination, to be paid in such regular intervals over the six month period as shall be determined by the company, provided that employee signs a standard release of all claims as presented by the company, and an amount equal to the employee's annual bonus, if any, most recently received, multiplied by the fraction of which the number of days between the fiscal year end related to the bonus and the date of termination is the numerator, and 365 is the denominator. However, if terminated due to death or disability, the employee's estate shall only also be entitled to the prorated annual bonus. Further, under any termination scenario, the company shall either continue the employee's healthcare benefits for a six month period post-termination or otherwise secure coverage for the employee for such period.

        Mr. Dhillon's agreement also allows for his duties to be performed outside of Inovio's headquarters up to five days per calendar month and provides certain travel benefits in support of such efforts.

Equity Compensation Plan Information

        The following table sets forth the Company's equity compensation plan information as of December 31, 2008. All of our equity compensation plans have been approved by our security holders.

Plan	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2007 Omnibus Incentive Plan	1,465,812	$0.90	42,938
Amended 2000 Stock Option Plan	3,136,152	3.06	—
1997 Stock Option Plan	14,750	15.59	—

	4,616,714	$2.42	42,938

Certain Relationships and Related Transactions

        Other than as described below, since January 1, 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person's immediate family had or will have a direct or indirect material interest.

        In December 2007, Inovio entered into a consulting agreement with AurigaVision AG for the services of Stephen Rietiker in support of our executive management, including, but not limited to assistance with general corporate matters, communications with financial entities and investors, clinical development, and other regulatory affairs, as requested by Inovio's management. As of February 15, 2008, Dr. Rietiker was entitled to compensation totaling $54,375 pursuant to this consulting agreement. In conjunction with his appointment to Inovio's board of directors, Dr. Rietiker and Inovio agreed to payment of the fees earned to date and to terminate the consulting agreement effective immediately.

Procedures for Approval of Related Party Transactions

        Our executive officers, directors and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Board of Directors. We have an unwritten policy that any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons' immediate family members or affiliates in which the amount involved exceeds $120,000 must first be presented to our Board of Directors for review, consideration and approval. In approving or rejecting the proposed agreement, our Board of Directors will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Board of Directors shall only approve those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as determined in good faith by the Board. We currently have no related party transactions requiring such approval.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of Ernst & Young LLP.

        The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2007 and 2008 by Ernst & Young LLP:

Year	Audit Fees	Tax Fees	Total Fees
2008	$568,532	$51,830	$620,362
2007	$583,722	$98,200	$681,922

        Audit Fees.    Audit fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports.

        Tax Fees.    Tax fees include fees for services performed by the professional staff in the tax department of Ernst & Young LLP except for those tax services that could be classified as audit services. These include tax compliance and various tax consultation fees.

        Our audit committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. All "Tax Fees" listed in the table above were approved by the audit committee pursuant to its pre-approval policies and procedures.

        The Board unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as Inovio's independent registered public accounting firm for the year ending December 31, 2009.

 PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT
OF THE 2007 OMNIBUS INCENTIVE PLAN

        The Company's 2007 Omnibus Incentive Plan (the "Plan") was approved by our stockholders in May 2007. In March 2008, the Board of Directors approved an amendment to the Plan to increase the number of shares of common stock reserved under the Plan by 1,000,000 shares, and such amendment was approved by the Company's stockholders in May 2008. In July 2009, the Board of Directors adopted and approved an amendment and restatement of the Plan to, among other things, increase the maximum number of shares of common stock that may be issued under the Plan from 1,750,000 shares to 3,750,000 shares. Under applicable NYSE Amex rules, we are required to obtain stockholder approval of this amendment and restatement of the Plan. Such approval is also necessary to permit the company to continue to grant incentive stock options to employees under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to ensure that compensation paid under the Plan continues to be eligible for an exemption from the limits on the tax deductibility imposed by Section 162(m) of Code. Code Section 162(m) limits the deductibility of certain compensation paid to individuals who are "covered employees" as defined under Section 162(m) and described in more detail below.

        As of June 30, 2009, there were awards outstanding under the Plan to acquire 1,473,246 shares of common stock at a weighted average exercise price of $0.38 per share. As of June 30, 2009, nine executive officers, three non-employee Board members and approximately 38 other employees and consultants were eligible to participate in the Plan. Our common stock is traded on the NYSE Amex under the symbol "INO." On July 1, 2009, the last reported sales price for our common stock as quoted on the NYSE Amex was $0.81 per share.

        The purpose of the Plan is to promote the interests of the Company and its stockholders by providing incentives to motivate selected employees, directors and consultants of the Company to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code. As of June 30, 2009, 276,254 shares of common stock remained available for issuance under the Plan. In light of the small number of shares available for issuance under the Plan, the Board believes it is necessary to adopt and approve the amendment and restatement of the Plan in order to accomplish the purpose of the Plan. If the stockholders do not approve this amendment, the Plan will continue in full force in accordance with its terms as they are now in effect.

        Approval of the amendment to the Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the amendment to the Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

        The Board of Directors Unanimously Recommends a Vote "FOR" the proposal to approve an amendment and restatement of the 2007 Omnibus Incentive Plan.

        The following summary of the material terms of the Plan, as amended and restated, does not purport to be a complete description of all the provisions of the Plan, and is qualified in its entirety by the terms of the Plan, as amended and restated, a copy of which is included as Appendix A hereto.

        General.    The Plan provides for the grant of Incentive Stock Options ("ISOs"), Nonstatutory Stock Options ("NSOs"), Stock Appreciation Rights ("SARs"), Restricted Shares, Restricted Stock Units ("RSUs"), Performance Awards, and other stock-based awards or short-term cash incentive awards.

        Shares subject to the Plan.    The maximum number of shares of the Company's common stock available for issuance over the term of the Plan may not exceed 3,750,000 shares. The maximum number of shares of the Company's common stock available for issuance as ISOs over the term of the Plan may not exceed 3,750,000 shares.

        In the event of any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, a combination or exchange of our common stock, dividend in kind, or other like change in capital structure, change in the number of outstanding shares of common stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event, the Compensation Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding awards, the purchase price or exercise price for such shares, the number and kind of shares available for future issuance under the Plan, the maximum number of shares in respect of which awards can be made to any participant in a calendar year, and other determinations applicable to outstanding awards.

        Common stock covered by any unexercised portions of terminated or forfeited options, common stock subject to Restricted Share awards, RSUs and other stock-based awards which are terminated or forfeited and common stock subject to awards that are otherwise surrendered by a participant may again be subject to new awards under the Plan. Shares of common stock surrendered to or withheld by the Company in payment or satisfaction of an option's purchase price or tax withholding obligation with respect to an award will be available for the grant of new awards under the Plan. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of common stock actually issued in payment of such SARs will be changed against the number of shares of common stock available for the grant of awards under the Plan.

        Administration.    The Compensation Committee of the Board administers the Plan. All awards are approved by the Compensation Committee, except that our Chief Executive Officer and/or Chairman of the Board of Directors may approve option grants to persons below the level of Vice President of the Company to a maximum individual grant of 50,000 options. With respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an ISO or a NSO, the terms of vesting and exercisability of each option or other award, including the effect thereon of an optionee's termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each award, and all other terms and conditions of the awards. Accordingly, future grants under the Plan are not yet determinable.

        Eligibility.    Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Plan. Any person eligible under the Plan may be granted a NSO. However, only employees may be granted ISOs.

        Terms and conditions of awards.    Each award granted under the Plan is evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company's common stock on the date of grant. The purchase price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of the Company's common stock on the date of grant.

The term of any award under the Plan may not be for more than ten (10) years or five (5) years in the case of ISOs awarded to any 10% Stockholder. To the extent that the aggregate fair market value of shares of the Company's common stock subject to options designated as ISOs which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as NSOs.

        Generally, an option's purchase price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's common stock owned by the optionee having a fair market value not less than the exercise price, or by any lawful method approved by the board or by any combination of these. The Compensation Committee may nevertheless restrict the forms of payment permitted in connection with any option grant.

        The Compensation Committee will specify when options granted under the Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee's continued employment or service or achievement of specified milestones.

        Awards of Restricted Shares consist of specified number of shares of common stock subject to such terms, conditions and transfer restrictions based on performance standards, periods of service, retention by the participant of a specified number of shares of common stock or other criteria. Awards of RSUs give participants a right to receive shares of common stock in the future subject to such terms, conditions and restrictions as established by the Compensation Committee. RSUs will be settled for common stock, cash or a combination of both as soon as practicable after the Compensation Committee has determined that the terms and conditions of the RSU has been satisfied (or at a later date if the distribution has been deferred).

        Performance Awards consist of the right to receive a payment contingent on the extent to which predetermined performance targets have been met during an award period, which shall be two or more fiscal or calendar years. In the Compensation Committee's discretion, newly hired or eligible participants may be allowed to receive Performance Awards after an award period has commenced. Payments of earned Performance Awards will be made in cash, common stock, or a combination of cash and common stock.

        Other stock-based awards such as stock purchase rights (with or without loans to participants by the Company), awards of common stock, or awards value in whole or in part by reference to common stock or dividends on common stock may be granted either alone or in addition to other awards under the Plan. If specified by the Compensation Committee in the award agreement, the recipient of a stock-based award may be entitled to receive, currently or on a deferred basis, interest, dividends or dividend equivalents with respect to the common stock or other securities covered by the award.

        Executive officers of the Company who are "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under the Plan. The Compensation Committee will establish objective performance targets for a fiscal year based on one or more performance criteria, and awards will be payable to participants in cash each year upon written certification by the Compensation Committee of attaining the specified performance targets for the preceding fiscal year. Notwithstanding the attainment by the Company of the specified performance criteria, the Committee has the discretion, which need not be applied uniformly among all participants, to reduce or eliminate the award that would be otherwise paid.

        Transferability of awards.    Restricted Shares may not be assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust), pledged or sold prior to lapse of their restrictions. All other awards may not be assigned or transferred (other than by will or the laws of descent and distribution), and during the lifetime of a participant, only the participant (or a personal representative) may exercise rights under the Plan. A participant's beneficiary may exercise the participant's rights to the extent they are exercisable under the Plan following the death of the participant.

        Section 162(m) of the Code.    The maximum number of shares of common stock with respect to which awards may be granted to a participant during a calendar year is 500,000 shares and the maximum amount cash-based awards a participant may be granted to a participant during a calendar year is $1,500,000. The foregoing share limitation shall be adjusted proportionately by the Compensation Committee in connection with any change in the Company's capitalization due to a stock split, stock dividend, merger or similar event affecting the common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's "covered employees." An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any award is canceled, the canceled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

        In order for Restricted Stock and Restricted Stock Units to qualify as performance-based compensation, the Compensation Committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

        Under Code Section 162(m), a "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.

        The Plan includes the following performance criteria that may be considered by the Compensation Committee when granting performance-based awards: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue, or revenue growth, (iv) net operating profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue), (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress, (xviii) Company project milestones and (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

        Merger.    Effective upon a merger, as defined in the Plan, all outstanding awards shall terminate unless they are assumed or continued in connection with the merger. The Compensation Committee has the authority to provide for full or partial vesting of unvested awards and the release from restrictions on transfer and repurchase or forfeiture rights of awards in connection with a merger. The Compensation Committee may condition any such award vesting and exercisability or release from restrictions on the termination of service of the participant to the Company within a specified period following the effective date of the merger.

        Change in control.    Unless otherwise provided in the applicable award agreement, effective upon a change in control, as defined in the Plan, all options and SARs outstanding on the date of such change in control will become immediately and fully exercisable, except as to options or SARs granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to Restricted Share and RSU awards will terminate fully and the full number of shares subject to each Restricted Share award or the number of shares subject to settlement under each RSU will immediately be delivered, except as to Restricted Share and RSU awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities. Unless otherwise provided in the applicable award agreement, in the event of a change in control, all Performance Awards shall immediately become vested and payable to all participants as provided in the Plan, within 30 days after such change in control, except as to Performance Awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities.

        Termination or amendment.    Unless sooner terminated, no awards may be granted under the Plan after March 31, 2017. The Board may terminate or amend the Plan at any time, but, no amendment may adversely affect an outstanding award without the consent of the participant, or make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists the Company's common stock without stockholder approval.

Federal Income Tax Consequences of the 2007 Omnibus Incentive Plan

        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        ISOs.    The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.

        If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionee's total compensation is deemed reasonable in amount.

        The "spread" under an ISO—i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee's alternative minimum tax liability exceeds such optionee's regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

        In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.

        NSOs.    The grant of a NSO under the Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee's total compensation is deemed reasonable in amount. Any gain or loss on the optionee's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.

        In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

        Restricted Shares.    The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.

        Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.

        SARs.    Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

        In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

        RSUs.    Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

        RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code. A grant of RSUs that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

        Performance Awards.    Recipients of Performance Awards generally should not recognize income until such awards are paid in cash or shares of stock. Upon payment, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received in such payment. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon the payment of Performance Awards. Participants will recognize gain upon the disposition of any shares received upon the payment of Performance Awards equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

        Other stock-based awards.    Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient's subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

        Dividends and dividend equivalents.    Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.

        Short-term cash incentive awards.    Recipients of short-term cash incentive awards will recognize ordinary income equal to the amount paid under such awards. This income is subject to withholding for federal income and employment tax purposes. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

Amended Plan Benefits

        The administrator will make future awards at its discretion, and we therefore cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our named executive officers and the specified groups below).

Name	Stock Option Awards (#)
J. Joseph Kim, Chief Executive Officer and Director	—
Avtar Dhillon, Chairman and President	—
Peter Kies, Chief Financial Officer	—
Punit Dhillon, Vice President, Finance and Operations	—
Iacob Mathiesen, Vice President, Research and Development	—
Michael Fons, Vice President, Corporate Development	—
All current executive officers as a group (9 people)	—
All current non-employee directors as a group (3 people)	—
All employees, excluding current executive officers, as a group	—

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires Inovio's officers, directors and persons who beneficially own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Officers, directors and 10% or greater stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on Inovio' review of the copies of such reports furnished to Inovio, management believes that all officers, directors and greater than ten percent stockholders complied with the filing requirements of Section 16(a) for the year ended December 31, 2008.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Stockholders' proposals intended to be presented at the next Annual Meeting of Stockholders of Inovio to be held in 2010 must be received at our principal executive offices no later than March 18, 2010, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in Inovio' proxy materials. Pursuant to our by-laws, stockholders who wish to submit a proposal for consideration at Inovio's 2010 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in Inovio' Proxy Statement, also must deliver a copy of their proposal no later than March 18, 2010, unless the date of the 2010 Annual Meeting of Stockholders has been advanced by more than 30 calendar days from the date contemplated herein, in which case the proposal must be received by Inovio no later than the close of business on the tenth (10th) business day following the date on which the 2010 Annual Meeting of Stockholders is publicly announced. Proposals should be delivered to Inovio Biomedical Corporation, 11494 Sorrento Valley Road, San Diego, California 92121-1318, Attn: Corporate Secretary. To avoid controversy and establish timely receipt by Inovio, it is suggested that stockholders send their proposals by certified mail, return receipt requested. Otherwise, Inovio may exercise discretionary voting with respect to such stockholder's proposal pursuant to authority conferred on Inovio by proxies to be solicited by the Board of Directors of Inovio and delivered to Inovio in connection with the meeting. Stockholders are also advised to review the Company's Bylaws, which may be requested in writing from the Company's Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals.

ANNUAL REPORT

        Our Annual Report for the fiscal year ended December 31, 2008 will be mailed to stockholders of record as of July 10, 2009. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

        A copy of our Annual Report will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on July 10, 2009. Requests should be directed to Inovio Biomedical Corporation, 11494 Sorrento Valley Road, San Diego, CA 92121; Attention: Investor Relations.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors
/s/ J. JOSEPH KIM
J. Joseph Kim, Ph.D. Chief Executive Officer

Dated: July 13, 2009
San Diego, California

 Appendix A

INOVIO BIOMEDICAL CORPORATION

2007 OMNIBUS INCENTIVE PLAN
As Amended

Adopted by the Board of Directors: March 31, 2007
Approved by Stockholders: May 4, 2007

As Amended by the Board of Directors: July 10, 2009
As Approved by Stockholders: [DATE]

 INOVIO BIOMEDICAL CORPORATION

2007 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

        1.1    Purpose.    The purpose of the Inovio Biomedical Corporation 2007 Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

        1.2    Adoption and Term.    The Plan has been approved by the Board to be effective as of March 31, 2007, subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II

DEFINITIONS

        For the purpose of this Plan, capitalized terms shall have the following meanings:

        2.1   Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

        2.2   Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

        2.3   Assumed means that pursuant to a Merger either (i) the Award is expressly affirmed by the Company, (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Merger with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Merger as determined in accordance with the instruments evidencing the agreement to assume the Award, or (iii) the Award is otherwise to continue in effect following the Merger.

        2.4   Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

        2.5   Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

        2.6   Board means the Board of Directors of the Company.

        2.7   Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a)   The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (b)   Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c)   The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

          (d)   The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

          (e)   a complete liquidation or dissolution of the Company.

        2.8   Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

        2.9   Committee means the Compensation Committee of the Board.

        2.10 Company means Inovio Biomedical Corporation and its successors.

        2.11 Common Stock means the common stock of the Company, par value $0.001 per share.

        2.12 Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

        2.13 Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

        2.14 Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

        2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.

        2.16 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

        2.17 Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the American Stock Exchange (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.

        2.18 Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

        2.19 Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

        2.20 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

        2.21 Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

        2.22 Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

        2.23 Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

        2.24 Performance Awards means Awards granted in accordance with Article VIII.

        2.25 Performance Goals are based on one or more of the following measures and intended to comply with the performance-based compensation exception under Code Section 162(m):

  •
  Net earnings or net income (before or after taxes)

  •
  Earnings per share or earnings per share growth, total units, or unit growth

  •
  Net sales, sales growth, total revenue, or revenue growth

  •
  Net operating profit

  •
  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)

  •
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)

  •
  Earnings before or after taxes, interest, depreciation, and/or amortization

  •
  Gross or operating margins

  •
  Productivity ratios

  •
  Share price or relative share price (including, but not limited to, growth measures and total stockholder return)

  •
  Expense targets

  •
  Margins

  •
  Operating efficiency

  •
  Market share or change in market share

  •
  Customer retention or satisfaction

  •
  Working capital targets

  •
  Completion of strategic financing goals, acquisitions or alliances and clinical progress

  •
  Company project milestones

  •
  Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)

        2.26 Plan has the meaning given to such term in Section 1.01.

        2.27 Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

        2.28 Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

        2.29 Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

        2.30 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

        2.31 Stock Appreciation Rights means awards granted in accordance with Article VI.

        2.32 Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

        2.33 Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

 ARTICLE III

ADMINISTRATION

        3.1    Committee.

          (a)    Duties and Authority.    The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

          (b)    Indemnification.    Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

        4.1    Number of Shares Issuable.    (as amended July 10, 2009) The maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards shall be 3,750,000 shares of Common Stock. No more than 3,750,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The foregoing share limits shall be subject to adjustment in accordance with

Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

        4.2    Shares Subject to Terminated Awards.    Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

        5.1    Eligible Participants.    (as amended July 10, 2009) Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1,500,000.00.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        6.1    Option Awards.

          (a)    Grant of Options.    The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

          (b)    Purchase Price of Options.    (as amended July 10, 2009) The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option granted to a Participant who, on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or its Subsidiaries, the per share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant.

          (c)    Designation of Options.    The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

          (d)    Incentive Stock Option Share Limitation.    (as amended July 10, 2009) Notwithstanding an Option's designation as an Incentive Stock Option, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value (measured on the Date of Grant) of the shares of Common Stock subject to Options designated as Incentive Stock Options which first become exercisable in any one calendar year (under the Plan or any other plans of the Company and its Subsidiaries). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted.

          (e)    Rights As a Stockholder.    A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

        6.2    Stock Appreciation Rights.

          (a)    Stock Appreciation Right Awards.    The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

          (b)    Exercise Price.    The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

          (c)    Payment of Incremental Value.    Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the

  Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

        6.3    Terms of Stock Options and Stock Appreciation Rights.

          (a)    Conditions on Exercise.    An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

          (b)    Duration of Options and Stock Appreciation Rights.    (as amended July 10, 2009) Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

              (i)  Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

             (ii)  Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement; or

            (iii)  In the case of an Incentive Stock Option, ten years from the Date of Grant;

            (iv)  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant or

             (v)  Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

          (c)    Acceleration or Extension of Exercise Time.    The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

        6.4    Exercise Procedures.    Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

        6.5    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

        7.1    Award of Restricted Stock and Restricted Stock Units.    The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

        7.2    Restricted Shares.

          (a)    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b)    Stockholder Rights.    Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

          (c)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d)    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

          (e)    Forfeiture of Restricted Shares.    Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

          (f)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

        7.3    Restricted Stock Units.

          (a)    Settlement of Restricted Stock Units.    Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

          (b)    Shareholder Rights.    Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

          (c)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

          (d)    Deferral of Payment.    If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee.

        7.4    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.02(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.03(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the "target" level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.04 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VIII

PERFORMANCE AWARDS

        8.1    Performance Awards.

          (a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

          (b)    Performance Targets.    Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

          (c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

          (d)    Payment of Earned Performance Awards.    Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

        8.2    Termination of Service.    In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

        8.3    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.01(d), within 30 days after such Change in Control. The provisions of this Section 8.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE IX

OTHER STOCK-BASED AWARDS

        9.1    Grant of Other Stock-Based Awards.    (as amended July 10, 2009) Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock or dividends on Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

        9.2    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

          (a)   Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b)   If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

          (c)   The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

 ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

        10.1    Eligibility.    Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

        10.2    Awards.

          (a)    Performance Targets.    The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (b)    Amounts of Awards.    In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

          (c)    Payment of Awards.    Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

          (d)    Negative Discretion.    Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

          (e)    Guidelines.    The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

          (f)    Non-Exclusive Arrangement.    The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN

        11.1    Plan Provisions Control Award Terms.    Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

        11.2    Award Agreement.    No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

        11.3    Modification of Award After Grant.    No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

        11.4    Limitation on Transfer.    Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

        11.5    Taxes.    The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a)   The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

          (b)   In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

        11.6    Surrender of Awards.    Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company's stockholders if such approval is required by the rules of any applicable stock exchange.

        11.7    Adjustments to Reflect Capital Changes.

          (a)    Recapitalization.    In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (b)    Merger.    (as amended July 10, 2009) Effective upon the consummation of a Merger, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Merger. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Merger or at the time of an actual Merger and exercisable at the Date of Grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Merger, on such terms and conditions as the Committee may specify. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent Termination of Service of the Participant within a specified period following the effective date of the Merger. The Committee may provide that any Awards so vested or released from such limitations in connection with a Merger shall remain fully exercisable until the expiration or sooner termination of the Award. Any Incentive Stock Option accelerated under this Section 11.7(b) in connection with a Merger shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) is not exceeded.

          (c)    Options to Purchase Shares or Stock of Acquired Companies.    After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

        11.8    No Right to Continued Service.    No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

        11.9    Awards Not Includable for Benefit Purposes.    Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

        11.10    Governing Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the laws of California and construed in accordance therewith.

        11.11    No Strict Construction.    No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

        11.12    Compliance with Rule 16b-3.    It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        11.13    Captions.    The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        11.14    Severability.    Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

        11.15    Amendment and Termination.

          (a)    Amendment.    The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

          (b)    Termination.    The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

        11.16    Foreign Qualified Awards.    Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

        11.17    Dividend Equivalents.    For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

          (a)    Terms and Conditions.    Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

          (b)    Unfunded Obligation.    Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

        11.18    Adjustment of Performance Goals and Targets.    Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

        11.19    Legality of Issuance.    Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

        11.20    Restrictions on Transfer.    Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

        11.21    Further Assurances.    As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

INOVIO BIOMEDICAL CORPORATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2009

Copies of the proxy statement and our 2008 Annual Report to stockholders are also available online at www.inovio.com.

PROXY

ANNUAL MEETING OF STOCKHOLDERS OF INOVIO BIOMEDICAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. J. Joseph Kim, Chief Executive Officer and a director of Inovio Biomedical Corporation, and Dr. Avtar S. Dhillon, President and Chairman of the Board and a director of Inovio Biomedical Corporation, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Inovio Biomedical Corporation (including shares of Series C Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of July 10, 2009, at the Annual Meeting of Stockholders to be held on August 25, 2009, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF INOVIO FOR THE YEAR ENDING DECEMBER 31, 2009 AND FOR APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2007 OMNIBUS INCENTIVE PLAN (THE "INCENTIVE PLAN"). THE FULL TEXT OF THE INCENTIVE PLAN IS ATTACHED AS APPENDIX A TO THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE PLAN AND "FOR" RATIFICATION OF ERNST & YOUNG LLP AS INOVIO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

INOVIO BIOMEDICAL CORPORATION

Two New Ways to Vote
VOTE BY INTERNET OR TELEPHONE
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INTERNET		OR	TELEPHONE		OR	MAIL
Computershare: www.investorvote.com			Computershare: 1-866-732-VOTE (8683)			Computershare Trust Company 100 University Avenue, 9th Floor
Proxy Services: www.proxyvote.com			Proxy Services: 1-800-454-8683			Toronto, Ontario M5J2Y1 Canada
•	Go to the website listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
•	Have your proxy card ready.		•	Have your proxy card ready.		•	Detach your proxy card.
•	Enter your Control Number located above your name and address.		•	Enter your Control Number located above your name and address.		•	Return your proxy card in the postage paid envelope provided.
•	Follow the simple instructions on the website.		•	Follow the simple recorded instructions.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need for you to mail back your proxy card.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY THE INTERNET OR TELEPHONE
☒
Please mark votes as in this example

1.
To elect the following directors to serve for a term ending upon the 2009 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES	FOR:	AGAINST:	WITHHELD:
01 Avtar S. Dhillon, M.D.	☐	☐	☐
02 J. Joseph Kim, Ph.D.	☐	☐	☐
03 Simon X. Benito	☐	☐	☐
04 Morton Collins, Ph. D.	☐	☐	☐
05 Tee Khiang Ng	☐	☐	☐
For all nominees, except for nominees written below:	☐	☐

Nominee exception(s)                                                                                                                           .

2.
To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Inovio for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.
To approve and adopt an amendment and restatement of the 2007 Omnibus Incentive Plan (the "Incentive Plan"). The full text of the amendment to the Incentive Plan is attached as Appendix A to the Proxy Statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Date:	, 2009
(Signature of stockholder)
Total Shares:
Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 25, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2009
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Nominees for Election to the Board of Directors
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2007 OMNIBUS INCENTIVE PLAN
Appendix A
INOVIO BIOMEDICAL CORPORATION 2007 OMNIBUS INCENTIVE PLAN
ARTICLE I PURPOSE AND ADOPTION OF THE PLAN
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARES
ARTICLE V PARTICIPATION
ARTICLE VI STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE VII RESTRICTED SHARES AND RESTRICTED STOCK UNITS
ARTICLE VIII PERFORMANCE AWARDS
ARTICLE IX OTHER STOCK-BASED AWARDS
ARTICLE X SHORT-TERM CASH INCENTIVE AWARDS
ARTICLE XI TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN